UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 16, 2009 (January 16, 2009)

HENRY COUNTY PLYWOOD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53208	54-0484915
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

5353 Manhattan Circle
Suite 101
Boulder, Colorado 80303
(Address of principal executive offices)

(303) 499-6000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 16, 2009, Henry County Plywood Corporation (the "Company") issued a press release announcing that it had successfully closed a share exchange transaction with the shareholders of Organic Region Group Limited, a British Virgin Islands corporation. A copy of this press release is attached hereto as Exhibit 99.1. The Company intends to file a current report on 8-K disclosing the material terms of the transaction within 4 business days.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2009

HENRY COUNTY PLYWOOD CORPORATION

/s/ Anson Yiu Ming Fong
Anson Yiu Ming Fong
Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 16, 2009.